                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2001
                                                         -----------------


                             GENESEE & WYOMING INC.
                             ----------------------
               (Exact Name of registrant specified in its charter)

           Delaware                   0-20847                 06-0984624
           --------                   -------                 ----------
 (State or other Jurisdiction    (Commission File          (I.R.S. Employer
      of Incorporation)               Number)            Identification No.)

                               66 Field Point Road
                          Greenwich, Connecticut 06830
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (203) 629-3722





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Item 5.  Other Events
         ------------

     The Registrant released a press release on November 13, 2001 and on December 13, 2001 reporting traffic volume for October 2001 and for November 2001, respectively, for its North American and 50% owned Australian operations.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

     EXHIBIT NO.                    DESCRIPTION

       10.1 The Memorandum of Common Provisions between ARG Financing as Borrower, Australia and New Zealand Banking Group Limited (in its capacity as agent, Agent), ANZ Capel Court Limited (Security Trustee), AWR Lease Co. & Pty Ltd, the Sponsors listed in part A of schedule 1 thereto, the Subordinated Lenders listed in part B of schedule 1 thereto, the Hedge Counterparties listed in part E of schedule 1 thereto and the Senior Working Capital Facility Provider listed in part F of schedule 1 thereto.

       99.1    Press release dated November 13, 2001

       99.2    Press release dated December 13, 2001

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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESEE & WYOMING INC.
                                  -----------------------
                                  (Registrant)


                                  By: /s/ Alan R. Harris
                                      ----------------------------
                                  Name:    Alan R. Harris
                                  Title:   Senior Vice President and
                                           Chief Accounting Officer


December 13, 2001



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                                INDEX TO EXHIBITS


Exhibit Number          Description
--------------          -----------

     10.1 The Memorandum of Common Provisions between ARG Financing as Borrower, Australia and New Zealand Banking Group Limited (in its capacity as agent, Agent), ANZ Capel Court Limited (Security Trustee), AWR Lease Co. & Pty Ltd, the Sponsors listed in part A of schedule 1 thereto, the Subordinated Lenders listed in part B of schedule 1 thereto, the Hedge Counterparties listed in part E of schedule 1 thereto and the Senior Working Capital Facility Provider listed in part F of schedule 1 thereto.

     99.1      Press release dated November 13, 2001

     99.2      Press release dated December 13, 2001